Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IGI Laboratories, Inc. (the “Company”) on Form 10-Q for the quarterly ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jenniffer Collins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2013

/s/	Jenniffer Collins
Jenniffer Collins
Chief Financial Officer
(Principal Financial Officer)